RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The Company, which was formed in 2003 as a wholly-owned subsidiary of Frontline, was partially spun-off in 2004 and its shares commenced trading on the New York Stock Exchange in June 2004. A significant proportion of the Company's business continues to be transacted with related parties.

The Company has had transactions with the following related parties, being companies in which our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc. (hereafter jointly referred to as "Hemen") and companies associated with Hemen have, or had, a significant direct or indirect interest:

–    Frontline (3)
–    Frontline 2012 (3)
–    Frontline Shipping and Frontline Shipping II (collectively the Frontline Charterers)
–    Seadrill
–    NADL
–    Golden Ocean Group Limited ("Golden Ocean") (2)
–    United Freight Carriers ("UFC" - which is a joint venture approximately 50% owned by Golden Ocean)
–    Deep Sea
–    Deep Sea Supply BTG (which is a joint venture 50% owned by Deep Sea)
–    Golar Management UK Limited ("Golar") (1)
–    Arcadia Petroleum Limited ("Arcadia")

(1) From September 2014, Golar ceased to be a related party to the Company, following disassociation through the sale of shares held by a company associated with Hemen.

(2) In March 2015, Golden Ocean Group Limited merged with Knightsbridge Tankers Limited, leaving Knightsbridge Tankers Limited as the surviving legal entity and changing its name to Golden Ocean Group Limited.

(3) On November 30, 2015, Frontline and Frontline 2012 merged, leaving Frontline as the surviving legal entity and Frontline 2012 becoming a wholly-owned subsidiary of Frontline.

The Consolidated Balance Sheets include the following amounts due from and to related parties, excluding direct financing lease balances (see Note 15: Investments in direct financing leases):

(in thousands of $)	2015	2014
Amounts due from:
Frontline Charterers	18,052	30,714
Frontline Ltd	2,816	9,012
UFC	1,639	232
Deep Sea and Deep Sea Supply BTG	—	1,338
SFL Linus	23,152	—
Seadrill	—	111,195
Total amount due from related parties	45,659	152,491
Loans to related parties - associated companies, long-term
SFL Deepwater	137,437	100,036
SFL Hercules	125,275	135,250
SFL Linus	125,000	110,745
Total loans to related parties - associated companies, long-term	387,712	346,031
Loans to related parties - others, long-term
Frontline Ltd	—	79,294
Total loans to related parties - others, long-term	—	79,294
Amounts due to:
Frontline Charterers	229	196
Frontline Management	143	848
Other related parties	44	65
Total amount due to related parties	416	1,109

SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at December 31, 2015. As described below in "Related party loans", at December 31, 2015 and 2014, the long-term loans from Ship Finance to SFL Deepwater, SFL Hercules, and SFL Linus are presented net of amounts due to them by Ship Finance on their respective current accounts.

Related party leasing and service contracts
As at December 31, 2015, 14 of the Company's vessels leased to Frontline Shipping and two of its offshore supply vessels leased to subsidiaries of Deep Sea and Deep Sea Supply BTG, respectively, are recorded as direct financing leases. In addition, at December 31, 2015, four offshore supply vessels were leased to a subsidiary of Deep Sea Supply BTG, eight dry bulk carriers were leased to a subsidiary of Golden Ocean and a further six dry bulk carriers were leased to UFC under operating leases.

At December 31, 2015, the combined balance of net investments in direct financing leases with Frontline Shipping, Deep Sea and Deep Sea Supply BTG was $511.4 million (2014: $839.9 million) of which $37.1 million (2014: $37.5 million) represents short-term maturities.

At December 31, 2015, the net book value of assets leased under operating leases to Deep Sea Supply BTG, Golden Ocean and UFC was $499.6 million (2014: $198.9 million).

A summary of leasing revenues earned from the Frontline Charterers, Seadrill, Deep Sea, Deep Sea Supply BTG, Golden Ocean and UFC is as follows:

(in millions of $)	2015	2014	2013
Operating lease income	42.9	26.4	24.0
Direct financing lease interest income	34.2	45.4	55.4
Finance lease service revenue	46.5	46.5	52.4
Direct financing lease repayments	35.9	43.1	47.4
Profit sharing revenues	59.6	33.8	0.8

In May 2013, the Company agreed to change the legal entity under the charters for five of the six vessels on charter to subsidiaries of Deep Sea. The new charterer is Deep Sea Supply Shipowning II AS, a wholly-owned subsidiary of Deep Sea Supply BTG, which is a joint venture owned 50% by Deep Sea and 50% by BTG Pactual. The new charters became effective on May 31, 2013, and the main terms of the charters remain unchanged.

On December 30, 2011, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II, which related to 28 vessels accounted for as direct financing leases. In terms of the amending agreements, the Company received a compensation payment of $106 million and agreed to a $6,500 per day reduction in the time charter rate of each vessel for the period January 1, 2012, to December 31, 2015. Thereafter, the charter rates were to revert to the previously agreed daily amounts. The leases were amended to reflect the compensation payment received and the reduction in future minimum lease payments to be received. During 2012, 2013 and 2014, 11 of the vessels were sold.

On June 5, 2015, further amendments were made to the charter agreements relating to the remaining 17 vessels. The amendments, which are effective from July 1, 2015, and do not affect the duration of the leases, include reductions in the daily time-charter rates to $20,000 per day for VLCCs and $15,000 per day for Suezmax tankers. As consideration for the agreed amendments, the Company received 55 million ordinary shares in Frontline, the fair value of which amounted to $150.2 million, and also an increase in the profit sharing percentage (see below). The charters for three of the vessels were transferred from Frontline Shipping II to Frontline Shipping, which is now the charter counterparty for all of the vessels. As part of the amended agreement, Frontline was released from its guarantee obligations under the charters, and in exchange a cash reserve of $2 million per vessel has been built up in Frontline Shipping as security for its obligations under the charters.

The Company's holding of Frontline ordinary shares represented approximately 27.73% of the issued share capital of Frontline at the time of receipt in June 2015. On November 30, 2015, Frontline merged with Frontline 2012 and increased its issued share capital, reducing the Company's holding to approximately 7.03%. Accordingly, from June 5, 2015, to November 30, 2015, the Company's shareholding was accounted for as an investment in associated companies (see Note 16: Investment in associated companies). Since December 1, 2015, the Company's holding of Frontline shares has been held under available for sale securities (see Note 11: Available for sale securities).

Prior to December 31, 2011, Frontline Shipping and Frontline Shipping II paid the Company profit sharing of 20% of their earnings on a time-charter equivalent basis from their use of the Company's fleet above average threshold charter rates each fiscal year. The amendments to the charter agreements made on December 30, 2011, increased the profit sharing percentage to 25% for future earnings above those threshold levels. Of the $106 million compensation payment received, $50 million represented a non-refundable advance relating to the 25% profit sharing agreement. The Company earned and recognized profit sharing revenue under the 25% arrangement in the year ended December 31, 2015, of $nil (2014: $nil; 2013: $nil). The amendments to the charter agreements effective from July 1, 2015, increased the profit sharing percentage from 25% to 50% for earnings above the new reduced time-charter rates. The Company earned and recognized profit sharing revenue under the 50% arrangement of $37.3 million in the year ended December 31, 2015 (2014: $nil; 2013: $nil).

The amendments to the charter agreements effective from January 1, 2012, additionally provided that for the four year period of the temporary reduction in charter rates, Frontline Shipping and Frontline Shipping II would pay the Company 100% of any earnings on a time-charter equivalent basis above the temporarily reduced time charter rates, subject to a maximum of $6,500 per day per vessel. In the year ended December 31, 2015, the Company earned and recognized $19.9 million revenue under this arrangement (2014: $32.7 million; 2013: $0.0 million), which is also reported under "Profit sharing revenues". This arrangement was discontinued from July 1, 2015, when the amendments agreed in June 2015 became effective.

In the event that vessels on charter to the Frontline Charterers are agreed to be sold, the Company may either pay or receive compensation for the termination of the lease. In September 2015, October 2015 and December 2015, the Suezmax tankers Front Glory, Front Splendour and Mindanao on charter to Frontline Shipping were sold and their leases cancelled, with agreed termination fees payable of $2.2 million, $1.3 million and $3.3 million, respectively.

In November 2014, three VLCCs, namely Front Comanche, Front Commerce and Front Opalia, on charter to the Frontline Charterers were sold and their leases cancelled, with agreed termination fees receivable of $49.2 million. Of the termination fees receivable, $10.5 million was received in cash and $38.7 million was received in the form of amortizing loan notes from Frontline receivable over the approximately eight remaining years of the canceled leases. The initial face value of the notes received, on which interest at 7.25% was receivable, was $48.4 million and their initial fair value of $38.7 million was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market.

In January 2013 the non-double VLCC Edinburgh was sold and its lease cancelled, with an agreed termination fee payable of $7.8 million. In February 2013 and March 2013, the Suezmax tanker Front Pride and the OBO Front Guider were sold and their leases cancelled, with agreed termination fees receivable of $2.1 million and $11.7 million, respectively. In November 2013, the VLCCs Golden Victory and Front Champion were sold and their leases cancelled, with agreed termination fees receivable of $37.3 million and $30.4 million, respectively. Of the $67.7 million combined fees receivable for the two VLCCs sold in November 2013, $10.9 million was received in cash and $56.8 million was received in the form of amortizing loan notes from Frontline receivable over the approximately eight remaining years of the cancelled leases. The initial face value of the notes received, on which interest at 7.25% was receivable, was $79.0 million and their initial fair value of $56.8 million was determined on the same basis as that used for the notes received in 2014.

In December 2015, Frontline redeemed in full the loan notes received by the Company on the sale of the two VLCCs in November 2013 and three VLCCs in November 2014. The aggregate amount received on redemption was $113.2 million (2014: $nil; 2013: $nil), including accrued interest of $0.5 million (2014: $nil; 2013: $nil). At the time of the redemption, the loan notes had a carrying value of $83.8 million (December 31, 2014: $87.5 million), resulting in a gain of $28.9 million on disposal.

In the year ended December 31, 2015, the Company had eight dry bulk carriers operating on time-charters to a subsidiary of Golden Ocean, which include profit sharing arrangements whereby the Company earns a 33% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2015, the Company earned no income under this arrangement (2014: $nil; 2013: $nil).

In the year ended December 31, 2015, the Company had six dry bulk carriers operating on time-charters to UFC, which include profit sharing arrangements whereby the Company earns a 50% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2015, the Company earned and recognized $2.5 million under this arrangement (2014: $1.1 million; 2013: $0.8 million).

As at December 31, 2015, the Company was owed a total of $18.1 million (2014: $30.7 million) by Frontline Shipping in respect of leasing contracts and profit share.

At December 31, 2015, the Company was owed $2.8 million (2014: $9.0 million) by Frontline in respect of various short-term items. At December 31, 2014, these items included the $7.8 million carrying value of the short-term portion of loan notes receivable (2015: $nil) and $0.4 million accrued interest on the loan notes (2015: $nil). At December 31, 2014, the Company also had a long-term loan of $79.3 million due from Frontline, being the carrying value of the long-term portion of loan notes receivable (2015: $nil).

At December 31, 2015, the Company was owed $1.6 million (2014: $0.2 million) by UFC in respect of leasing contracts and profit share.

At December 31, 2014, the Company was owed $1.3 million by Deep Sea and Deep Sea Supply BTG in respect of leasing contracts (2015: $nil).

At December 31, 2015, the Company was owed $23.2 million by SFL Linus in addition to the loan due to the Company (2014: $nil) - see below.

On December 30, 2014, the Company sold SFL West Polaris to Seadrill (see Note 16: Investment in associated companies) and at December 31, 2014, the Company was owed $111.2 million by Seadrill in relation to this transaction (2015:$nil).

The vessels leased to Frontline Shipping are on time charter terms and for each such vessel the Company pays a fixed management/operating fee of $9,000 per day to Frontline Management (Bermuda) Ltd. ("Frontline Management"), a wholly owned subsidiary of Frontline. This daily fee has been payable since July 1, 2015, when amendments to the charter agreements became effective, before which the fixed daily fee was $6,500 per day. An exception to this arrangement is for any vessel leased to Frontline Shipping which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. During the year ended December 31, 2015, the Company also had 12 container vessels, 14 dry bulk carriers, two Suezmax tankers and two car carriers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. In the year ended December 31, 2015, management fees paid to Frontline Management amounted to $48.0 million (2014: $48.4 million; 2013: $54.2 million).

The vessels leased to a subsidiary of Golden Ocean are on time charter terms and for each vessel the Company pays a fixed management/operating fee of $7,000 per day to Golden Ocean Group Management (Bermuda) Ltd. ("Golden Ocean Management"), a wholly-owned subsidiary of Golden Ocean. Additionally, in the year ended December 31, 2015, the Company had 12 container vessels and 14 dry bulk carriers operating on time-charters, for which part of the operating management was sub-contracted to Golden Ocean Management. In the year ended December 31, 2015, management fees paid to Golden Ocean Management amounted to approximately $9.0 million (2014: $0.8 million; 2013: $0.7 million). Management fees are classified as vessel operating expenses in the consolidated statements of operations.

The Company paid a commission of 1% to Frontline Management in respect of all payments received in respect of the five-year sales-type leases on the Suezmax tankers Glorycrown and Everbright. This arrangement ended in September 2013, when the leases were terminated, following which we agreed to pay Frontline a management fee of 1.25% of chartering revenues. In 2015, $0.4 million was paid to Frontline Management pursuant to the new arrangement (2014: $0.3 million). Under the old arrangement $0.1 million was paid in 2013.

The Company also paid $0.5 million in 2015 (2014: $0.5 million, 2013: $0.4 million) to Frontline Management for the provision of management and administrative services.

The Company pays fees to Frontline Management for the management supervision of some of its newbuildings, which in 2015 amounted to $0.1 million (2014: $2.9 million; 2013: $2.4 million).

In the year ended December 31, 2015, the Company paid $0.4 million (2014: $0.4 million; 2013: $0.3 million) to Frontline Management AS for the provision of office facilities in Oslo, and $0.1 million (2014: $nil; 2013: $nil) to Arcadia for the provision of office facilities in London. The Company paid $nil in 2015 (2014: $0.1 million; 2013: $0.2 million) to Golar Management UK Limited for the provision of office facilities in London. Golar Management UK Limited ceased to be a related party in October 2014.

As at December 31, 2015, the Company owes Frontline Management and Frontline Management AS a combined total of $0.1 million (2014: $0.8 million) for various items, including newbuilding supervision fees, technical supervision fees and office costs.

Related party loans – associated companies
Ship Finance has entered into agreements with SFL Deepwater, SFL Hercules and SFL Linus granting them loans of $145.0 million, $145.0 million and $125.0 million, respectively. The loans to SFL Deepwater and SFL Hercules are fixed interest rate loans, and the loan to SFL Linus was interest free until the newbuilding jack-up drilling rig was delivered to that company, since when it has been a fixed interest rate loan. These loans are repayable in full on October 1, 2023, October 1, 2023 and June 30, 2029, respectively, or earlier if the companies sell their drilling units. Ship Finance is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with Ship Finance. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In the year ended December 31, 2015, the Company received interest income on these loans of $6.5 million from SFL Deepwater (2014: $6.5 million; 2013: $9.6 million), $6.5 million from SFL Hercules (2014: $6.5 million; 2013 $3.5 million) and $5.6 million from SFL Linus (2014: $4.9 million, 2013: $nil) totaling $18.7 million.
Ship Finance also granted a $145.0 million fixed interest rate loan to SFL West Polaris, which was repaid when that company was sold on December 30, 2014. The terms of the loan were similar to those in the above continuing loans, and in the year ended December 31, 2015, the Company received interest income on this loan of $nil (2014: $6.5 million; 2013: $6.5 million).

Related party purchases and sales of vessels – 2015
In the third quarter of 2015, the Company acquired eight Capesize dry bulk carriers from subsidiaries of Golden Ocean for a total acquisition cost of $272.0 million. The vessels were immediately chartered back to a subsidiary of Golden Ocean on ten year time charters, at rates of $17,600 per day for the first seven years and $14,900 per day thereafter. In addition, the Company will receive a 33% profit share of revenues above these rates. Golden Ocean was granted an option to purchase all eight of the vessels at the expiry of the charters. If the purchase option is not exercised, Ship Finance has the option to extend the charters for an additional three years at the rate of $14,900 per day per vessel.
Related party purchases and sales of vessels – 2014
The ultra deepwater drilling unit West Polaris is owned by SFL West Polaris, which was a wholly-owned subsidiary of Ship Finance accounted for using the equity method (see Note 16: Investment in associated companies). In December 2014, Seadrill advised the Company of its intention to exercise a purchase option, and the transaction was effected on December 30, 2014 as the sale of SFL West Polaris. The Company recorded a gain of $6.1 million on the sale, which was recorded as "Gain on sale of investment in associated company".
Related party purchases and sales of vessels – 2013
In July 2013, the Company announced the acquisition of the newbuilding harsh-environment jack-up drilling rig West Linus from a subsidiary of NADL, for a total acquisition cost of $600 million. The rig, which was delivered in February 2014, was leased back to a subsidiary of NADL for a period in excess of 15 years, and the subsidiary was granted four purchase options at dates during and at the end of the charter period. Additionally, Ship Finance has an option to sell the rig back to the subsidiary at the end of the charter period. The rig is owned by SFL Linus, a wholly-owned subsidiary of Ship Finance accounted for using the equity method (see Note 16: Investment in associated companies).